SALOMON BROTHERS SERIES FUNDS INC

Salomon Brothers Cash Management Fund

Supplement dated June 27, 2006

To Prospectus dated May 1, 2006

The Board of Directors of Salomon Brothers Series Funds Inc (the “Company”) has deemed that in its judgment it is advisable and in the best interests of Salomon Brothers Cash Management Fund (the “Fund”) and its shareholders to terminate and wind up the Fund. The termination will occur on the close of business September 1, 2006. Accordingly, the Board has voted to close the Fund to all new purchases and incoming exchanges except dividend reinvestment and Class B to Class A conversions effective as of the close of business on June 27, 2006. The Fund will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction for a reasonable period of time in order to permit them to select an investment alternative. In addition, in preparation for the termination of the Fund, the assets of the Fund will be liquidated. This may affect the Fund’s ability to pursue its investment objective.

The prospectus is amended to remove information relating to the sale of the Fund’s shares.

At any time prior to the termination of the Fund, Shareholders may redeem or exchange their shares for shares of any Salomon Brothers open-end mutual fund made available by your financial advisor (limited to the class of shares you own of the Fund), without the imposition of a sales charge, with the proceeds from any redemption. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the Fund will be waived as of the close of business on June 27, 2006.

The check writing privilege that is currently available to Class A and Class O Shareholders will be terminated effective August 14, 2006.

Shareholders with brokerage accounts choosing not to exchange their shares for the shares of another Salomon Brothers open-end fund prior to the termination of the Fund will be credited their redemption proceeds within seven days after the Fund terminates and winds up its business. Shareholders with “direct to the Fund” accounts choosing not to exchange their shares for the shares of a Salomon Brothers fund prior to the termination of the Fund will have a check representing their redemption proceeds mailed to them within seven days after the Fund terminates and winds up its business.

Note: “Salomon Brothers” is a service mark of Citigroup Inc., licensed for use by Legg Mason, Inc. as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

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